ASG GLOBAL MACRO FUND

Supplement dated March 13, 2015 to the Summary Prospectus and Prospectus of ASG Global Macro Fund (the “Fund”), dated December 1, 2014, as may be revised and supplemented from time to time.

On March 13, 2015, the Board of Trustees (the “Board”) of Natixis Funds Trust II (the “Trust”) approved the termination of the current subadvisory agreement by and among the Trust, on behalf of the Fund, AlphaSimplex Group, LLC (“AlphaSimplex”) and Reich & Tang Asset Management, LLC (“Reich & Tang”), effective at the close of business on May 15, 2015.

Effective May 15, 2015, AlphaSimplex will assume portfolio management responsibility for the money market portion of the Fund previously managed by Reich & Tang. Mr. Robert Rickard will continue to manage the money market portion of the Fund and will leave Reich & Tang to join AlphaSimplex. Mr. Rickard is expected to use the same investment strategy and process going forward in managing the Fund’s assets.

With the termination of the subadvisory agreement, AlphaSimplex’s advisory fee will no longer be reduced by the amount of subadvisory fees payable to Reich & Tang. However, the termination of the subadvisory agreement will not result in any changes to the amount of fees paid by shareholders of the Fund.